UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire 03801
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On April 27, 2005, Bottomline Technologies Limited, an indirect wholly-owned subsidiary of Bottomline Technologies (de), Inc. (the “Registrant”), acquired all the outstanding share capital of HMSL Group Limited (“HMSL”), a private company with operations in the United Kingdom, as previously reported on this Form 8-K under Items 2.01 and 3.02.

(a) Any required historical financial statements will be filed with an amendment hereto within seventy-one (71) calendar days after the date that the initial current report on Form 8-K was required to be filed.

(b) Any required pro forma financial information will be filed with an amendment hereto within seventy-one (71) calendar days after the date that the initial current report on Form 8-K was required to be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

Date: May 6, 2005

By: /s/ Kevin M. Donovan

        Kevin M. Donovan

        Chief Financial Officer